SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2011

FEDFIRST FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Maryland	0-54124	80-0578993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

565 Donner Avenue, Monessen, Pennsylvania 15062
(Address of principal executive offices) (Zip Code)

(724) 684-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2011, the Boards of Directors of FedFirst Financial Corporation (the “Company”) and First Federal Savings Bank (the “Bank”), announced the appointment of Jamie L. Prah as the Company and the Bank’s Senior Vice President and Chief Financial Officer.  Mr. Prah’s appointment is effective as of September 30, 2011.

Mr. Prah has served as Vice President of the Company and Vice President–Controller and Treasurer of the Bank since February 2005. In 2010, Mr. Prah was also appointed Assistant Corporate Secretary of the Company. Mr. Prah is 40 years old.

For more information, reference is made to the Company’s press release dated August 26, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Not applicable.

           (d)   The following exhibit is filed herewith:

Exhibit 99.1	Press release dated August 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION

Date: August 26, 2011	By:	/s/Patrick G. O’Brien
	Name:	Patrick G. O’Brien
	Title:	President and Chief Executive Officer